UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – July 5, 2017 (June 28, 2017)

EXTENDED STAY AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

ESH HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(b):	Resignation of William Stein as Board Member

On June 28, 2017, William Stein notified the Board of Directors (the “Board”) of Extended Stay America, Inc. (the “Company”) of his intention to resign from the Board, effective upon the election of his successor. Mr. Stein’s resignation does not involve any disagreement with the Company. On June 30, 2017, the Board accepted Mr. Stein’s resignation and elected Jodie W. McLean to the Board to fill the vacancy created by Mr. Stein’s resignation.

Item 5.02(d):	Election of Jodie W. McLean as Board Member

On June 30, 2017, the Board elected Ms. McLean to the Board to fill the vacancy created by Mr. Stein’s resignation.

As an independent director, Ms. McLean will be compensated for her position as a director in accordance with the Company’s director compensation principles, which provides that each independent director receives an annual cash retainer of $90,000 and an annual equity retainer with a value of $100,000. In connection with her appointment to the Board, the Company’s Compensation Committee is expected to grant Ms. McLean restricted stock units (“RSUs”) representing Paired Shares, which will represent a prorated portion of the annual $100,000 equity retainer due to Ms. McLean for the eleven month term she will serve until our next annual meeting.

The Company and Ms. McLean will enter into the Company’s standard form of indemnification agreement for directors and officers, a copy of which was previously filed as Exhibit 10.27 to Amendment No. 8 to the Registration Statement on Form S-1 (File No. 333-190052) and is incorporated herein by reference.

Item 8.01	Other Events.

On July 5, 2017, the Company issued a press release announcing Ms. McLean’s election to the Board. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of Extended Stay America, Inc., dated July 5, 2017, announcing the election of Jodie W. McLean to the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: July 5, 2017	By:	/s/ John R. Dent
Name: John R. Dent
Title: General Counsel

ESH HOSPITALITY, INC.

Date: July 5, 2017	By:	/s/ John R. Dent
Name: John R. Dent
Title: General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release of Extended Stay America, Inc., dated July 5, 2017, announcing the election of Jodie W. McLean to the Board.